P&E MINING CONSULTANTS INC.
Geologists and Mining Engineers

201 County Court Blvd., Suite 401, Brampton, Ontario, L6W 4L2
Ph: 905-595-0575 Fax: 905-595-0578 www.peconsulting.ca

CONSENT OF EXPERT

April 9, 2020

United States Securities and Exchange Commission

Re: Registration Statement on Form F-10 **(the "Registration Statement")** of Endeavour Silver Corp. **(the "Company")**

To whom it may concern,

The undersigned hereby consents to the use of and reference to his name in the Registration Statement and the documents incorporated therein by reference.

The undersigned hereby consents to the use of the technical information, including extracts from or summaries of the technical information, in the Registration Statement, and the documents incorporated by reference therein, and any amendments to the Registration Statement, including post-effective amendments, filed with the United States Securities and Exchange Commission pursuant to the United States Securities Act of 1933, as amended, from the following technical reports of which the undersigned is an author:

"*NI 43-101 Technical Report Preliminary Economic Assessment for the El Compas Project, Zacatecas State, Mexico*" effective March 27, 2017 and dated May 22, 2017.

Dated: April 9, 2020

Eugene Puritch, P.Eng., FEC, CET
President

P&E MINING CONSULTANTS INC.
Geologists and Mining Engineers

201 County Court Blvd., Suite 401, Brampton, Ontario, L6W 4L2
Ph: 905-595-0575 Fax: 905-595-0578 www.peconsulting.ca

CONSENT OF EXPERT

April 9, 2020

United States Securities and Exchange Commission

Re: Registration Statement on Form F-10 **(the "Registration Statement")** of Endeavour Silver Corp. **(the "Company")**

To whom it may concern,

The undersigned hereby consents to the use of and reference to his name in the Registration Statement and the documents incorporated therein by reference.

The undersigned hereby consents to the use of the technical information, including extracts from or summaries of the technical information, in the Registration Statement, and the documents incorporated by reference therein, and any amendments to the Registration Statement, including post-effective amendments, filed with the United States Securities and Exchange Commission pursuant to the United States Securities Act of 1933, as amended, from the following technical reports of which the undersigned is an author:

"*NI 43-101 Technical Report: Updated Technical Report for the Terronera Project, Jalisco State, Mexico*" effective February 12, 2019 and dated April 30, 2019.

Dated: April 9, 2020

Eugene Puritch, P.Eng., FEC, CET
President